Valued Advisers Trust

LS Opportunity Fund

Supplement to the Prospectus

dated September 28, 2012, as supplemented February 4, 2013

Supplement dated April 18, 2013

The prospectus dated September 28, 2012, as well as the supplement dated February 4, 2013, contained inaccuracies in the presentation of the Fund’s fees and expenses. Accordingly, the section of the Fund’s prospectus dated September 28, 2012 labeled “SUMMARY SECTION — Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)		2.00%
Fee for Redemptions Paid by Wire		$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.75%
Distribution and Service (12b-1) Fees		0.00%
Other Expenses		1.32%
Interest and Dividend Expenses	0.66%
Other Expenses	0.66%

Acquired Fund Fees and Expenses		0.00%

Total Annual Fund Operating Expenses		3.07%

Expenses Waived and/or Reimbursed[1]		(0.46)%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements		2.61%

1.	Effective February 4, 2013, the Adviser has agreed to amend its existing expense limitation agreement. Under the terms of the amended expense limitation agreement, the Adviser will waive its fees and/or reimburse other expenses of the Fund until September 30, 2014, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Prior to February 4, 2013, the expense cap was 2.50%. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. This agreement may only be terminated by mutual consent of the Adviser and the Fund.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated September 28, 2012 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 336-6763.